UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 8, 2009
WESTERN LIBERTY BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under NYSE Amex Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under NYSE Amex Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under NYSE Amex Act (17 CFR 240.13e-4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The New York Stock Exchange Amex (the “NYSE Amex”) announced today that it is reviewing the continued listing status of the securities of Western Liberty Bancorp (formerly known as Global Consumer Acquisition Corp.) (the “Company”) due to the recent amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendments”) approved at the Company’s stockholder meeting on October 7, 2009, including converting to a company with a perpetual life. The Company proposed the Charter Amendments as a result of feedback from banking regulators with respect to the Company’s prospective acquisition of banking operations and assets. In particular, the banking regulators indicated their concern with the “termination date” of the Company as set forth in the Company’s Amended and Restated Certificate of Incorporation and other restrictions related to the terms of a special purpose acquisition corporation. In order to facilitate and expedite regulatory review, the Company determined that it was in the best interests of the Company and its stockholders to submit the Charter Amendments to its stockholders at the October 7, 2009 stockholder meeting. A substantial majority of the Company’s shareholders approved the Charter Amendments.
The NYSE Amex first informed the Company of the notice on October 7, 2009, after the stockholder meeting was completed. The Company is in discussion with the NYSE Amex and looks forward to working with the NYSE Amex to alleviate any perceived listing concerns. The Company fully intends to take quick action to remedy any issue on behalf of its shareholders and expects to provide timely updates.
The NYSE Amex will continue trading the Company’s listed securities until such time as a determination is made regarding the listing status of the Company. Upon completion of its evaluation, the NYSE Amex could determine to initiate suspension and/or delisting procedures pursuant to Section 1003 of the NYSE Amex Company Guide. The NYSE Amex also noted that it may, at any time, suspend a security if it believes that continued dealings in the security on the NYSE Amex are not advisable.
Forward-Looking Statements
This report, and the information incorporated by reference in it, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained or incorporated by reference in this report are based on current expectations and beliefs concerning future developments and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments affecting the Company will be those that are anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and registration statement on Form S-4, File No. 333-161970, filed with the SEC on September 17, 2009, and related prospectus. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP
Date: October 8, 2009	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer